Exhibit 99.6

This Exhibit 99.6 has been filed to add the following information to Part I, Item 1 of Regal Entertainment Group’s Quarterly Report on Form 10-Q filed on August 11, 2009 for the three months and the six months ended July 2, 2009.

13. CONDENSED CONSOLIDATING FINANCIAL INFORMATION

On July 15, 2009, Regal Cinemas Corporation (“Regal Cinemas”), our indirect wholly owned subsidiary, issued $400.0 million in aggregate principal amount of its 8.625% Senior Notes due 2019 (the “2019 Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  The 2019 Notes are fully and unconditionally guaranteed on a joint and several senior unsecured basis by us and all of Regal Cinemas’ existing and future domestic restricted subsidiaries that guarantee Regal Cinemas’ other indebtedness (the “Subsidiary Guarantors”).  In connection with the sale of the 2019 Notes, we entered into a Registration Rights Agreement with the representative of the initial purchasers of the 2019 Notes, pursuant to which we agreed to consummate an exchange offer pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “SEC”) to allow holders of the 2019 Notes to exchange the 2019 Notes for a new issue of substantially identical debt securities registered under the Securities Act (the “Exchange Notes”).

The following condensed consolidating financial information, which has been prepared in accordance with the requirements for presentation of Rule 3-10(d) of Regulation S-X promulgated by the SEC, presents the condensed consolidating financial information separately for:

(i)	Regal Entertainment Group, or REG Parent Company, which will be a guarantor of the Exchange Notes;

(ii)	Regal Cinemas Corporation (our indirect wholly owned subsidiary), or RCC Parent Company, which will be the issuer of the Exchange Notes

(iii)	The Subsidiary Guarantors, on a combined basis, which will be guarantors of the Exchange Notes;

(iv)	The Subsidiary non-guarantors, on a combined basis; which will not be guarantors of the Exchange Notes;

(v)

Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among REG Parent Company, RCC Parent Company, the Subsidiary Guarantors and the Subsidiary non-guarantors, (b) eliminate the investments in our subsidiaries and (c) record consolidating entries; and

(vi)	Regal Entertainment Group and its subsidiaries on a consolidated basis.

CONDENSED CONSOLIDATING BALANCE SHEET INFORMATION

JULY 2, 2009

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$—	$215.9	$51.8	$—	$267.7
Trade and other receivables, net	—	—	42.7	0.9	—	43.6
Other current assets	0.5	7.2	27.8	9.4	1.8	46.7
TOTAL CURRENT ASSETS	0.5	7.2	286.4	62.1	1.8	358.0
Property and equipment, net	—	—	1,847.3	54.4	(12.3)	1,889.4
Goodwill	—	—	171.7	7.1	—	178.8
Intangible assets, net	—	—	13.6	—	—	13.6
Deferred income tax asset	1.0	—	104.6	—	(21.6)	84.0
Other non-current assets	2.8	1,644.4	227.2	57.6	(1,808.7)	123.3
TOTAL ASSETS	$4.3	$1,651.6	$2,650.8	$181.2	$(1,840.8)	$2,647.1

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Current portion of debt obligations	$—	$17.0	$—	$10.6	$(3.7)	$23.9
Accounts payable	0.1	—	174.9	13.3	—	188.3
Accrued expenses and other liabilities	40.1	6.7	170.0	5.4	(36.3)	185.9
TOTAL CURRENT LIABILITIES	40.2	23.7	344.9	29.3	(40.0)	398.1
Long-term debt, less current portion	192.5	1,687.8	0.2	—	—	1,880.5
Lease financing arrangements, less current portion	—	—	74.7	—	—	74.7
Capital lease obligations, less current portion	—	—	14.4	1.6	—	16.0
Deferred income tax liability	—	—	—	19.8	(19.8)	—
Other non-current liabilities	—	12.6	463.9	29.7	—	506.2
TOTAL LIABILITIES	232.7	1,724.1	898.1	80.4	(59.8)	2,875.5
STOCKHOLDERS’ EQUITY (DEFICIT):
Stockholders’ equity (deficit) of Regal Entertainment Group	(228.4)	(72.5)	1,753.5	100.5	(1,781.0)	(227.9)
Noncontrolling interest	—	—	(0.8)	0.3	—	(0.5)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(228.4)	(72.5)	1,752.7	100.8	(1,781.0)	(228.4)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$4.3	$1,651.6	$2,650.8	$181.2	$(1,840.8)	$2,647.1

CONDENSED CONSOLIDATING STATEMENT OF INCOME INFORMATION

QUARTER ENDED JULY 2, 2009

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
REVENUES	$—	$—	$726.2	$64.8	$(1.8)	$789.2
OPERATING EXPENSES:
Film rental and advertising costs	—	—	270.1	23.3	—	293.4
Cost of concessions	—	—	28.9	2.8	—	31.7
Rent expense	—	—	85.5	10.1	—	95.6
Other operating expenses	—	—	177.5	18.3	—	195.8
General and administrative expenses	0.1	—	15.1	2.0	(1.8)	15.4
Depreciation and amortization	—	—	47.7	2.8	—	50.5
Net loss (gain) on disposal and impairment of operating assets	—	—	6.3	4.2	—	10.5
TOTAL OPERATING EXPENSES	0.1	—	631.1	63.5	(1.8)	692.9
INCOME (LOSS) FROM OPERATIONS	(0.1)	—	95.1	1.3	—	96.3
OTHER EXPENSE (INCOME):
Interest expense, net	4.7	29.7	2.5	0.2	(0.1)	37.0
Earnings recognized from NCM	—	—	(8.8)	—	—	(8.8)
Other, net	(43.2)	(73.1)	(21.2)	—	138.3	0.8
TOTAL OTHER EXPENSE (INCOME), NET	(38.5)	(43.4)	(27.5)	0.2	138.2	29.0
INCOME BEFORE INCOME TAXES	38.4	43.4	122.6	1.1	(138.2)	67.3
PROVISION FOR (BENEFIT FROM) INCOME TAXES	(2.0)	—	28.1	0.8	—	26.9
NET INCOME	40.4	43.4	94.5	0.3	(138.2)	40.4
NONCONTROLLING INTEREST, NET OF TAX	—	—	0.1	—	—	0.1
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$40.4	$43.4	$94.6	$0.3	$(138.2)	$40.5

CONDENSED CONSOLIDATING STATEMENT OF INCOME INFORMATION

TWO QUARTERS ENDED JULY 2, 2009

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
REVENUES	$—	$—	$1,339.2	$119.0	$(3.4)	$1,454.8
OPERATING EXPENSES:
Film rental and advertising costs	—	—	481.7	41.4	—	523.1
Cost of concessions	—	—	50.7	5.0	—	55.7
Rent expense	—	—	168.9	19.6	—	188.5
Other operating expenses	—	—	345.7	36.0	—	381.7
General and administrative expenses	0.2	—	30.1	3.8	(3.4)	30.7
Depreciation and amortization	—	—	94.6	5.8	—	100.4
Net loss (gain) on disposal and impairment of operating assets	—	—	10.1	5.8	—	15.9
TOTAL OPERATING EXPENSES	0.2	—	1,181.8	117.4	(3.4)	1,296.0
INCOME (LOSS) FROM OPERATIONS	(0.2)	—	157.4	1.6	—	158.8
OTHER EXPENSE (INCOME):
Interest expense, net	9.4	59.8	4.9	0.1	—	74.2
Earnings recognized from NCM	—	—	(19.4)	—	—	(19.4)
Other, net	(67.3)	(127.5)	(37.2)	—	233.0	1.0
TOTAL OTHER EXPENSE (INCOME), NET	(57.9)	(67.7)	(51.7)	0.1	233.0	55.8
INCOME BEFORE INCOME TAXES	57.7	67.7	209.1	1.5	(233.0)	103.0
PROVISION FOR (BENEFIT FROM) INCOME TAXES	(4.0)	—	44.0	1.3	—	41.3
NET INCOME	61.7	67.7	165.1	0.2	(233.0)	61.7
NONCONTROLLING INTEREST, NET OF TAX	—	—	0.1	—	—	0.1
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$61.7	$67.7	$165.2	$0.2	$(233.0)	$61.8

CONDENSED CONSOLIDATING STATEMENT OF INCOME INFORMATION

QUARTER ENDED JUNE 26, 2008

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
REVENUES	$—	$—	$621.2	$56.3	$(1.7)	$675.8
OPERATING EXPENSES:
Film rental and advertising costs	—	—	226.8	20.2	—	247.0
Cost of concessions	—	—	23.3	2.2	—	25.5
Rent expense	—	—	80.0	10.0	—	90.0
Other operating expenses	—	—	162.9	17.6	—	180.5
General and administrative expenses	0.1	—	15.6	1.8	(1.7)	15.8
Depreciation and amortization	—	—	47.1	2.8	—	49.9
Net loss (gain) on disposal and impairment of operating assets	—	—	2.4	(0.1)	—	2.3
Joint venture employee compensation	—	—	0.1	—	—	0.1
TOTAL OPERATING EXPENSES	0.1	—	558.2	54.5	(1.7)	611.1
INCOME (LOSS) FROM OPERATIONS	(0.1)	—	63.0	1.8	—	64.7
OTHER EXPENSE (INCOME):
Interest expense, net	4.9	25.0	1.2	(0.1)	—	31.0
Earnings recognized from NCM	—	—	(5.9)	—	—	(5.9)
Other, net	(27.0)	(52.5)	(13.9)	—	94.1	0.7
TOTAL OTHER EXPENSE (INCOME), NET	(22.1)	(27.5)	(18.6)	(0.1)	94.1	25.8
INCOME BEFORE INCOME TAXES	22.0	27.5	81.6	1.9	(94.1)	38.9
PROVISION FOR (BENEFIT FROM) INCOME TAXES	(2.2)	—	15.8	1.1	—	14.7
NET INCOME	24.2	27.5	65.8	0.8	(94.1)	24.2
NONCONTROLLING INTEREST, NET OF TAX	—	—	0.1	—	—	0.1
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$24.2	$27.5	$65.9	$0.8	$(94.1)	$24.3

CONDENSED CONSOLIDATING STATEMENT OF INCOME INFORMATION

TWO QUARTERS ENDED JUNE 26, 2008

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
REVENUES	$—	$—	$1,196.6	$109.2	$(3.2)	$1,302.6
OPERATING EXPENSES:
Film rental and advertising costs	—	—	424.7	38.2	—	462.9
Cost of concessions	—	—	44.0	4.2	—	48.2
Rent expense	—	—	153.6	19.7	—	173.3
Other operating expenses	—	—	315.1	34.0	—	349.1
General and administrative expenses	0.2	—	30.2	3.6	(3.2)	30.8
Depreciation and amortization	—	—	90.6	5.6	—	96.2
Net loss (gain) on disposal and impairment of operating assets	—	—	4.5	—	—	4.5
Joint venture employee compensation	—	—	0.3	—	—	0.3
TOTAL OPERATING EXPENSES	0.2	—	1,063.0	105.3	(3.2)	1,165.3
INCOME (LOSS) FROM OPERATIONS	(0.2)	—	133.6	3.9	—	137.3
OTHER EXPENSE (INCOME):
Interest expense, net	8.1	53.0	1.1	(0.4)	—	61.8
Loss on extinguishment of debt	3.0	—	—	—	—	3.0
Earnings recognized from NCM	—	—	(14.3)	—	—	(14.3)
Other, net	(58.3)	(111.9)	(17.7)	—	189.2	1.3
TOTAL OTHER EXPENSE (INCOME), NET	(47.2)	(58.9)	(30.9)	(0.4)	189.2	51.8
INCOME BEFORE INCOME TAXES	47.0	58.9	164.5	4.3	(189.2)	85.5
PROVISION FOR INCOME TAXES	(4.7)	—	36.3	2.2	—	33.8
NET INCOME	51.7	58.9	128.2	2.1	(189.2)	51.7
NONCONTROLLING INTEREST, NET OF TAX	—	—	0.1	—	—	0.1
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$51.7	$58.9	$128.3	$2.1	$(189.2)	$51.8

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS INFORMATION

TWO QUARTERS ENDED JULY 2, 2009

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(6.3)	$—	$239.3	$3.8	$—	$236.8
Cash Flows from Investing Activities:
Capital expenditures	—	—	(55.7)	(5.2)	—	(60.9)
Proceeds from disposition of assets	—	—	0.2	0.2	—	0.4
Other	—	—	(1.5)	—	—	(1.5)
NET CASH USED IN INVESTING ACTIVITIES	—	—	(57.0)	(5.0)	—	(62.0)
Cash Flows from Financing Activities:
Cash used to pay dividends	(55.4)	—	—	—	—	(55.4)
Cash received (paid) to/from REG Parent Company	62.1	(62.1)	—	—	—	—
Cash received (paid) to/from subsidiary	—	62.1	(62.1)	—	—	—
Proceeds from stock option exercises	0.1	—	—	—	—	0.1
Net payments on long-term obligations	—	—	(11.8)	(0.1)	—	(11.9)
Payment of debt acquisition costs and other	—	—	(9.6)	—	—	(9.6)
Cash used to purchase treasury shares and other	(0.5)	—	—	—	—	(0.5)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	6.3	—	(83.5)	(0.1)	—	(77.3)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—	98.8	(1.3)	—	97.5
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	—	—	117.1	53.1	—	170.2
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$—	$—	$215.9	$51.8	$—	$267.7

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS INFORMATION

TWO QUARTERS ENDED JUNE 26, 2008

(in millions)

	REG Parent Company	RCC Parent Company	Subsidiary Guarantors	Subsidiary Non-Guarantors	Consolidating Adjustments	Consolidated
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(1.5)	$—	$152.6	$5.4	$—	$156.5
Cash Flows from Investing Activities:
Capital expenditures	—	—	(66.1)	(4.5)	—	(70.6)
Proceeds from disposition of assets	—	—	3.0	0.3	—	3.3
Cash used for acquisitions, net of cash acquired	—	—	(209.3)	—	—	(209.3)
Other	—	—	(1.0)	(0.4)	—	(1.4)
NET CASH USED IN INVESTING ACTIVITIES	—	—	(273.4)	(4.6)	—	(278.0)
Cash Flows from Financing Activities:
Cash used to pay dividends	(92.1)	—	—	—	—	(92.1)
Cash received (paid) to/from REG Parent Company	80.0	(80.0)	—	—	—	—
Cash received (paid) to/from subsidiary	—	80.0	(80.0)	—	—	—
Proceeds from stock option exercises	0.5	—	—	—	—	0.5
Net payments on long-term obligations	—	—	(11.5)	(0.1)	—	(11.6)
Net Proceeds from issuance of 6¼% Convertible Senior Notes	200.0	—	—	—	—	200.0
Net cash paid for 6¼% Convertible Senior Notes convertible note hedge and warrant	(6.6)	—	—	—	—	(6.6)
Cash used to redeem 3¾% Convertible Senior Notes	(194.1)	—	—	—	—	(194.1)
Payment of debt acquisition costs and other	(5.1)	—	0.2	—	—	(4.9)
Net proceeds from 3¾% Convertible Senior Notes hedge and warrant	18.9	—	—	—	—	18.9
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1.5	—	(91.3)	(0.1)	—	(89.9)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—	(212.1)	0.7	—	(211.4)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	0.7	—	384.3	50.2	—	435.2
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$0.7	$—	$172.2	$50.9	$—	$223.8